EXHIBIT 10.1

FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) is effective as of July 13, 2021 (the “First Amendment Effective Date”), by and between Unrivaled Brands, Inc., a Nevada corporation (f/k/a Terra Tech Corp.) (the “Purchaser”), and Sterling Harlan (“Harlan”), an individual, and Matthew Guild (“Guild”), an individual (each, a “Seller” and collectively the “Sellers”). The Purchaser and the Sellers are each referred to individually as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

A. Purchaser and Sellers are parties to a Stock Purchase Agreement dated June 9, 2021 (the “Agreement”) in connection with the sale of Sellers’ shares of Common Stock of Silverstreak Solutions, Inc., a California corporation (the “Company”), to Purchaser.

B. The Parties desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1. Amendment to the Agreement. Section 1.2 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“1.2 Purchase Price. In consideration for the Shares, Purchaser shall pay to Sellers at Closing on a pro rata basis Eight Million Five Hundred Thousand Dollars ($8,500,000) (the “Purchase Price”). The Purchase Price shall be payable as follows: (i) One Million Five Hundred Thousand Dollars ($1,500,000) in cash (the “Closing Payment”), (ii) a number of shares of restricted common stock, par value $0.001 per share, of Purchaser (the “Purchaser Shares”), equal to the quotient obtained by dividing (a) $2,500,000 by (b) the Average Closing Price, (iii) a $2,000,000 unsecured promissory note (the “Six-Month Note”) from Purchaser substantially in the form of the attached Exhibit “A”, and (iv) a $2,500,000 unsecured promissory note (the “Twelve-Month Note”) from Purchaser substantially in the form of the attached Exhibit “B”.”

2. Audit Costs. The Purchaser shall, upon the written request of the Sellers, pay all reasonable and documented out-of-pocket costs and expenses incurred by the Company in connection with the preparation of the audited financial statements of the Company for the fiscal year ended December 31, 2020 (the “Audited Financial Statements”; such costs and expenses, the “Audit Costs”); provided, however, that the Sellers shall reimburse the Purchaser, within five Business Days after the Purchaser’s written request, for all Audit Costs paid pursuant to this Section 2 if (i) the Company fails to deliver to the Purchaser the Audited Financial Statements in accordance with 2.2(a)(viii) of the Agreement or (ii) the Parties terminate the Agreement under Section 8.1 thereof.

3. No Further Amendment. Except as amended by this Amendment, the Agreement remains unaltered and shall remain in full force and effect.

4. Governing Law. This Amendment shall be governed in all respects by the laws of the State of California, including but not limited to the California Code of Civil Procedure, the California Uniform Commercial Code and the California Evidence Code. The Parties agree that any claim or dispute must be resolved by the Superior Court of the State of California for the County of Orange and no other.

5. Counterparts. This Amendment may be executed in counterparts and may be transmitted electronically or via facsimile. Pursuant to the California Uniform Electronic Transactions Act (CAL. CIV. CODE §1633 et seq.) the Parties to this Agreement expressly acknowledge that an electronic signature (as defined by the California Uniform Electronic Transactions Act) shall have the same legal force and effect as an original “wet ink” signature and may be relied upon by the Parties as such.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the First Amendment Effective Date.

PURCHASER:		SELLERS:

UNRIVALED BRANDS, INC.

By:	/s/ Francis Knuettel II	By:	/s/ Sterling Harlan
Name:	Francis Knuettel II	Name:	Sterling Harlan
Title:	Chief Executive Officer
		By:	/s/ Matthew Guild
		Name:	Matthew Guild

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